Income Taxes - Components of the Company's Income Tax Provision (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Current taxes
Federal	$ 6,449	$ 8,668	$ 10,237
State	1,436	1,217	1,725
Foreign	4,835	6,248	3,032
Total current taxes	12,720	16,133	14,994
Deferred taxes:
Federal	(483)	(37,407)	(604)
State	(478)	(1,424)	(415)
Foreign	(1,293)	(1,043)	(42)
Total deferred taxes	(2,254)	(39,874)	(1,061)
Total tax provision	$ 10,466	$ (23,741)	$ 13,933